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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 15, 1999

                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                     0-9408                   84-1097578
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       file number)           Identification No.)

                    1801 BROADWAY, SUITE 500, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)




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                            PRIMA ENERGY CORPORATION

                                    FORM 8-K

                                NOVEMBER 15, 1999

ITEM 5.  OTHER EVENTS

         On November 15, 1999, Prima Energy Corporation, a Delaware corporation, issued its third quarter earnings press release. The release contained a summary of financial results for the quarter and nine months ended September 30, 1999. The release also contained an update of Prima's activities in the Denver, Wind River and Powder River Basins. A copy of the press release is attached hereto as
Exhibit 99.2

ITEM 7C.   EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

          Exhibit
         Table No.         Document                                    Exhibit No.
         ---------         --------                                    -----------
             99            Prima Energy Corporation Press                 99.2
                           Release dated November 15, 1999




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PRIMA ENERGY CORPORATION
                                                  (Registrant)

Date    November 29, 1999                   By  /s/ Richard H. Lewis
      ---------------------                   ----------------------------------
                                              Richard H. Lewis,
                                              President and
                                              Principal Financial Officer



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                                 EXHIBIT INDEX


      Exhibit No.                 Description
      -----------                 -----------
         99.2              Prima Energy Corporation Press
                           Release dated November 15, 1999